UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 12, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01:	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File Nos. 333-135006 and 333-133006-03) filed by Wells Fargo & Company and Wells Fargo Capital XII with the Securities and Exchange Commission. On March 12, 2008, Wells Fargo Capital XII issued 63,000,000 (56,000,000 plus an additional 7,000,000 to cover the underwriter over-allotment option exercised pre-closing) of its 7.875% Enhanced Trust Preferred Securities (Enhanced TRUPS®) (the “Trust Issuance”) and used the proceeds from such issuance, together with the proceeds of the issuance of its 7.875% Common Securities, to purchase 7.875% Junior Subordinated Deferrable Interest Debentures due 2068, from Wells Fargo & Company (the “Company Issuance”). Within 30 days of the date of the Underwriting Agreement, the underwriters may exercise an over-allotment option for up to an additional 1,400,000 of the 7.875% Enhanced Trust Preferred Securities (Enhanced TRUPS®). The purpose of this Current Report is to file with the Securities and Exchange Commission (i) the Underwriting Agreement, the Third Supplemental Indenture, the Amended and Restated Declaration of Trust and Trust Agreement, the form of 7.875% Enhanced Trust Preferred Security (Enhanced TRUPS®) and the Guarantee Agreement relating to the Trust Issuance, (ii) the form of 7.875% Junior Subordinated Deferrable Interest Debenture due 2068 relating to the Company Issuance, (iii) the Replacement Capital Covenant relating to the Trust Issuance and the Company Issuance, (iv) the opinion of Jeannine E. Zahn, Esq. relating to the Company Issuance, (v) the opinion of Richards, Layton & Finger, P.A. relating to the Trust Issuance and (vi) the opinion of Sullivan & Cromwell LLP, Wells Fargo & Company’s special tax counsel, relating to certain tax matters.

(d)	Exhibits

1.1	Underwriting Agreement dated March 5, 2008, among Wells Fargo Capital XII, Wells Fargo & Company and the Representatives named therein.

4.1	Third Supplemental Indenture dated as of March 12, 2008 to Indenture dated as of August 1, 2005 between Wells Fargo & Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association).

4.2	Form of 7.875% Junior Subordinated Deferrable Interest Debenture due 2068 (included in Exhibit 4.1).

4.3	Amended and Restated Declaration of Trust and Trust Agreement dated as of March 12, 2008, among Wells Fargo & Company, The Bank of New York Trust Company, N.A., Wilmington Trust Company, the Administrative Trustees named therein, and the Holders named therein.

4.4	Form of 7.875% Enhanced Trust Preferred Security (Enhanced TRUPS®) (included in Exhibit 4.3).

4.5	Guarantee Agreement dated as of March 12, 2008, between Wells Fargo & Company and The Bank of New York Trust Company, N.A.

5.1	Opinion of Jeannine E. Zahn, Esq. dated March 12, 2008.

5.2	Opinion of Richards, Layton & Finger, P.A. dated March 12, 2008.

8.1	Opinion of Sullivan & Cromwell LLP dated March 12, 2008.

99.1	Replacement Capital Covenant dated as of March 12, 2008 executed by Wells Fargo & Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, March 12, 2008.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

Index to Exhibits

Exhibit No.	Description	Method of Filing
1.1	Underwriting Agreement dated March 5, 2008, among Wells Fargo Capital XII, Wells Fargo & Company and the Representatives named therein.	Electronic Transmission

4.1	Third Supplemental Indenture dated as of March 12, 2008 to Indenture dated as of August 1, 2005 between Wells Fargo & Company and The Bank of New York Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association).	Electronic Transmission

4.2	Form of 7.875% Junior Subordinated Deferrable Interest Debenture due 2068 (included in Exhibit 4.1).

4.3	Amended and Restated Declaration of Trust and Trust Agreement dated as of March 12, 2008, among Wells Fargo & Company, The Bank of New York Trust Company, N.A., Wilmington Trust Company, the Administrative Trustees named therein, and the Holders named therein.	Electronic Transmission

4.4	Form of 7.875% Enhanced Trust Preferred Security (Enhanced TRUPS®) (included in Exhibit 4.3).

4.5	Guarantee Agreement dated as of March 12, 2008, between Wells Fargo & Company and The Bank of New York Trust Company, N.A.	Electronic Transmission

5.1	Opinion of Jeannine E. Zahn, Esq. dated March 12, 2008.	Electronic Transmission

5.2	Opinion of Richards, Layton & Finger, P.A. dated March 12, 2008.	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell LLP dated March 12, 2008.	Electronic Transmission

99.1	Replacement Capital Covenant dated as of March 12, 2008 executed by Wells Fargo & Company.	Electronic Transmission

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